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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 21, 2000
                                                       -----------------
                                                      (December 22, 2000)
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                          AMERICAN PAD & PAPER COMPANY
           (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803
                                                -------


           Delaware                                              04-3164298
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
 (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code: (972) 733-6200




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Item 5. Other.

American Pad & Paper Company (OTCBB:AMPPQ) (AP&P) will cease public trading of all shares of its common stock effective December 22, 2000.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         American Pad & Paper Company



December 21, 2000                        /s/ David N. Pilotte
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Date                                     David N. Pilotte
                                         Vice President and Corporate Controller
                                         Principal Accounting Officer